UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

2130 Pacwest Center, 1211 SW Fifth Avenue
Portland, OR 97204-3721
(Address of principal executive offices) (Zip code)

Gary Hibler
2130 Pacwest Center, 1211 SW Fifth Avenue
Portland, OR 97204-3721
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2005

Date of reporting period: May 31, 2005

Item 1. Report to Stockholders.

the Jensen Portfolio

Annual Report, May 31, 2005

the Jensen Portfolio

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS:

Where Have The Returns Gone?

Federal Reserve Chairman Alan Greenspan dusted off the word “conundrum” to express his frustration that eight, and now nine, increases in the Fed Fund’s rate resulted in actually reducing long-term rates. The laws of economics (a discipline that thrives on conundrums) dictate that a hike in short-term rates will always translate into higher interest costs for ten- to thirty-year money. One needs only to look back to 1994 to witness the rule working precisely as it should.

In testimony before Congress, Mr. Greenspan attributed the failure of long-term rates to respond to a number of issues, all of which he immediately discounted:
  The economy is weaker than the Fed officials believe it is;
  Foreign banks have kept rates low by buying Treasuries;
  The fall in inflation; and
  Buying of long-term bonds by pension plans with the advent of baby boomers retiring.
With the benefit of hindsight, the path to this dilemma seems clear. In order to avert what might have become a severe recession when the dot-com bubble burst, the Fed sharply reduced the Fed Fund’s target rate to one percent and then held it there through early 2004. Lawrence Lindsey, a former Fed governor, was quoted by the Wall Street Journal praising the Fed’s actions in responding to the dot-com bubble, “This is the first time in history the textbook economic policy . . . was used and worked. The problem is, once you have finished that chapter of economic texts, you turn the page and the page is blank—because no one has gone through this process before.”

The low post-bubble rates encouraged both individuals and institutions to borrow more and provided nominal rewards for saving. The consequence of money chasing assets is an increase in prices, which is particularly noticeable today in housing. Thus, with deflation seeming unlikely and its counterpart, inflation, seeming more likely, the Federal Reserve began increasing the Fed Fund’s target rate at a “measured pace” of 1/4 of one percent in June 2004.

The numbers tell the story of the conundrum more vividly. Since June, 2004, the Fed Fund’s rate has risen from one percent to three percent. Instead of rising, the ten-year Treasury currently yields 3.9 percent—a significant drop from its yield of 5.4 percent a year ago. Since many economists expect the Fed to halt their measured increases at 3.75 percent sometime this fall, our economy may experience one of Wall Street’s infamous oxymorons, a flat yield curve in which long-term and short-term rates are the same.

Mr. Lindsey’s “blank page” would show today that the economy at large is spiting the Fed by encouraging long term borrowing to chase assets. The media are reporting the page’s initial entries: a potential housing bubble, minimal personal savings rates, and a gargantuan trade deficit.

The point of this recounting is not to suggest that the causes or diagnoses of the “conundrum” are correct. Indeed, in our mind there is a high probability that the root source has yet to make the front pages. What is clear, there is uncertainty—“no one has gone through this process before”—and proper equity returns tend to dissolve in the face of doubt.

Of course, this is not the first uncertainty the market has experienced, and we can turn to other observers for counsel. Graham and Dodd thought that euphoria and despair were as much a part of the market as objective analysis. However, they did not believe that investing in common stocks was inherently a wholly speculative undertaking. “Common stocks are an appropriate vehicle for an investment program, because for a patient investor the stock market is efficient over the longer term. There is an inherent tendency for these [shorter term] disparities to correct themselves. In the meantime the investor could be entirely satisfied by the earnings, dividends, and balance sheet position, even if the market quotation remains disappointingly low . . . ” As reported below, we are pleased to report the business performances of the companies in The Jensen Portfolio are meeting our expectations by generating cash earnings that are either used to increase the intrinsic value of the company or to return to shareholders in the form of dividends and share repurchases.

Performance And Changes In Portfolio Holdings

The Jensen Portfolio—Class J Shares returned 0.61% for the year ended May 31, 2005, compared with an 8.23% return for this period for the Standard & Poor’s 500 Index. Please see page 4 of this report for complete standardized performance information for the Fund.

Market performance for this period was led by outsized returns from the energy and utilities sectors, which grew by 38.6% and 32.5%, respectively, for the year ended May 31, 2005. The Jensen Portfolio was notably absent from these market segments as companies within these sectors have not typically been able to produce the consistently strong business performance that our uncompromising investment discipline demands.

the Jensen Portfolio

Our Top Market Performers

Key contributors to the market performance of The Jensen Portfolio for the year ended May 31, 2005, included Equifax (which represented 4.75% of assets and saw a return of more than 42.1%), Johnson & Johnson (which represented 4.25% of assets and saw a return of more than 22.7%) and General Electric (4.87% of assets; return of nearly 20.1%).

Equifax, Johnson & Johnson, and General Electric are all excellent examples of businesses that meet our strict criteria for inclusion in The Jensen Portfolio. These companies continued to perform at high levels despite ongoing economic volatility, delivering persistent shareholder value while constantly identifying and addressing expected opportunities and challenges to come. They are using their free cash flow to grow and strengthen their business franchises either organically or through acquisition while buying back their shares and paying dividends. When we look at the transformation of General Electric under Jeff Immelt’s leadership over the last few quarters, we see a terrific example of a company responding to challenges and focusing on the long term. Consider the significant acquisitions of Amersham and Universal and the divestiture of Genworth Financial through an initial public offering as well as planned share repurchases of $15 billion and a dividend that increases about 10% a year. We think it is clear why we favor General Electric’s long-term prospects.

Similar patterns are playing out with many of the companies in which we invest, giving us comfort that our patience will be rewarded despite the turmoil that typically accompanies focus on short-term performance.

Our Biggest Market Disappointments

Paychex (which represented 2.72% of assets and declined 21.7% over the period) and Pfizer (4.08% of assets; decline of nearly 19.0%) were two of the largest detractors from the performance of The Jensen Portfolio for the year ended May 31, 2005. Our largest detractor was Merck, which is discussed in further detail later in this letter.

Paychex has suffered as many investors have focused on concerns over interest rates and economic growth. At the same time, Paychex has continued to focus on its business and has just completed its 15ththconsecutive year of record revenues, net income, and earnings per share—a record we believe will continue for some time. The company has a business model that is working very well and has completed a smooth transition of leadership to a new chief executive officer. Improving interest rates provide Paychex with additional free cash flow from the substantial float the company maintains, providing further investment opportunities for future growth.

Pfizer represents another transitioning company as it tackles patent expirations for key drugs in its portfolio over the next two years. The company is busy rebuilding its pipeline for long-term growth and we are comforted further as Pfizer is also repatriating more than $36 billion in foreign earnings for additional investments in research and development and growth opportunities while at the same time streamlining its organization and striving to reduce their cost base by 12% over the next few years. This focus on the long-term needs of the company is supplemented by continuing strong share repurchases and dividend increases.

Changes in The Jensen Portfolio

Over the course of the last fiscal year there were changes in the makeup of The Jensen Portfolio. We eliminated Merck, State Street, and Fannie Mae while adding Anheuser-Busch, Sysco, and First Data.

We sold Merck after the company pulled one of its largest selling drugs used to ease debilitating arthritis pain, know as Vioxx, from the marketplace because of safety concerns. Our decision to sell was based on evidence of the stress that exists on Merck’s pipeline portending lower growth rates and the prospect for potential and protracted litigation that is expected from users of Vioxx.

We also sold State Street. Although State Street remains a strong company, the impact of the ongoing difficult interest rate environment combined with the substantial capital issued as part of the Deutsche Bank acquisition in 2003 caused the company to fall short of the minimum requirement of a 15% return on equity for fiscal 2004. Because return on equity is an essential element of our disciplined investing strategy, we were required to sell State Street and look for another opportunity.

Last, we sold Fannie Mae. Fannie Mae has been working closely with the SEC and its regulator through a number of accounting and regulatory issues over the last nine months. Although it remains to be seen what, if any, changes will be made to Fannie Mae’s operations, it remains true that the company has competitive advantages in its marketplace and generates substantial cash flow that for the immediate future will be used to improve its capital position.

However, there continue to be accounting revelations that cause us additional concern, and it appears that Congress is much closer than ever to placing real constraints on Fannie Mae’s business that could inhibit the company’s growth for some time. Combining these issues with the ongoing lack of available financial information made it necessary to look for a better opportunity.

We added Anheuser-Busch, given its well known brands and a long history of strong business performance. Its traditional growth engine has been its dominant market share in the domestic beer market, but it is also entering into leading positions internationally. It expects to be able to grow its international business significantly over the next few years, particularly in China.

the Jensen Portfolio

Letter from The Investment Adviser (continued)

We also added Sysco, the dominant food-service distributor with $30 billion in sales, controlling a 15% market share. There is tremendous opportunity for Sysco to increase its industry dominance in a highly fragmented industry, given its size and scale. Sysco has consistently raised its net margin every year in a low-margin business, while also consistently increasing its revenues and free cash flows.

Finally, we added First Data. First Data provides money transfer services to millions of consumers primarily through its flagship Western Union subsidiary, processes literally billions of payment transactions in its merchant processing business, and provides card-issuing services to hundreds of card issuers. First Data is the market leader in its two key business areas with 75% share in money transfers and more than 50% share in merchant processing.

All three of these companies produce sufficient cash flow for funding their organic growth while also making strategic acquisitions, buying back significant amounts of shares, and paying ever-growing dividends.

We are optimistic about the overall quality and strength of the businesses in which we invest. We continue to believe these companies, with the characteristics of market leadership, deep competitive advantages, growing free cash flow, and strong management teams, represent the types of companies that have the strength to achieve high levels of business performance regardless of external factors. For the patient investor, among which we include ourselves, it is our view that this consistency will be rewarded with attractive long-term market returns with less risk than the overall securities market. We strive each day to serve our clients with honesty and integrity, and we welcome the opportunity to communicate openly and candidly with our clients, their consultants, and advisors.

We appreciate your continued support.

Cordially,

/s/ Val Jensen

Val Jensen, Chairman
The Jensen Portfolio and

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 2005 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

The Fund is nondiversified, meaning that it concentrates its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Portfolio is distributed by Quasar Distributors, LLC (07/05).

the Jensen Portfolio

the Jensen Portfolio - Class J
TOTAL RETURNS VS. THE S&P 500

Average Annual - FOR PERIODS ENDED MAY 31, 2005
	1 YEAR	3 YEARS	5 YEARS	1O YEARS
the Jensen Portfolio - Class J	0.61%	2.50%	2.42%	11.58%
S&P 500 Stock Index	8.23%	5.59%	-1.92%	10.17%
The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on 5/31/95 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

the Jensen Portfolio

the Jensen Portfolio - Class R

TOTAL RETURNS VS. THE S&P 500

Average Annual - FOR PERIODS ENDED MAY 31, 2005
	1 YEA	SINCE INCEPTION JULY 30, 2003
the Jensen Portfolio - Class R	0.40%	7.69%
S&P 500 Stock Index	8.23%	12.72%
The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on 7/30/03, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

the Jensen Portfolio

the Jensen Portfolio - Class I

TOTAL RETURNS VS. THE S&P 500

Average Annual - FOR PERIODS ENDED MAY 31, 2005
	1 YEAR	SINCE INCEPTION JULY 30, 2003
the Jensen Portfolio - Class I	0.77%	8.11%
S&P 500 Stock Index	8.23%	12.72%
The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on 7/30/03, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

the Jensen Portfolio

Investments by Sector as of May 31, 2005

(as a Percentage of Total Investments)

the Jensen Portfolio

Statement of Assets & Liabilities
May 31, 2005

Assets:

Investments, at value (cost $2,678,025,242)	$2,987,158,402
Income receivable	4,151,085
Receivable for capital stock issued	8,308,798
Other assets	107,410
Total Assets	2,999,725,695

Liabilities:

Payable to Investment Adviser	1,494,599
Payable to Directors	28,770
Payable for capital stock redeemed	3,981,123
Other accrued expenses	1,740,322
Total Liabilities	7,244,814
NET ASSETS	$2,992,480,881

NET ASSETS CONSIST OF:
Capital stock	$2,747,250,225
Unrealized appreciation on investments	309,133,160
Accumulated undistributed net investment income	3,134,672
Accumulated undistributed net realized loss	(67,037,176)
Total Net Assets	$2,992,480,881

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$2,680,168,794
Shares outstanding	112,672,810
Net Asset Value Per Share
(2,000,000,000 shares authorized, $.001 par value)	$23.79

Class R Shares:
Net assets	$23,884,378
Shares outstanding	1,007,462
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$23.71

Class I Shares:
Net assets	$288,427,709
Shares outstanding	12,121,122
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$23.80

SEE NOTES TO FINANCIAL STATEMENTS

the Jensen Portfolio

Schedule of Investments

May 31, 2005

SHARES		VALUE
	Common Stocks 98.03%

	Beverages 9.23%
1,749,000	Anheuser-Busch
	Companies, Inc	$81,940,650
1,705,000	The Coca-Cola Company	76,094,150
2,103,000	PepsiCo, Inc	118,314,780
		276,349,580

	Commercial Services & Supplies 4.63%
3,993,000	Equifax, Inc.	138,517,170

	Consumer Finance 4.10%
5,813,000	MBNA Corporation	122,596,170

	Electrical Equipment 4.81%
2,166,000	Emerson Electric Co.	143,974,020

	Electronic Equipment & Instruments 1.07%
713,000	Dionex Corporation (a)	31,978,050

	Food & Staples Retailing 4.08%
3,288,000	Sysco Corporation	122,182,080

	Health Care Equipment & Supplies 9.77%
2,248,000	Medtronic, Inc.	120,830,000
3,523,000	Stryker Corporation	171,393,950
		292,223,950

	Health Care Providers & Services 4.58%
3,018,000	Patterson Companies Inc. (a)	136,987,020

	Household Products 11.08%
1,719,000	The Clorox Company	100,406,790
1,881,000	Colgate-Palmolive Company	93,993,570
2,485,000	The Procter & Gamble Company	137,047,750
		331,448,110

	Industrial Conglomerates 9.34%
1,642,500	3M Co.	125,897,625
4,215,000	General Electric Company	153,763,200
		279,660,825

SHARES		VALUE
	IT Services 9.24%
2,569,000	Automatic Data
	Processing, Inc.	$112,522,200
2,423,000	First Data Corporation	91,662,090
2,506,000	Paychex, Inc.	72,373,280
		276,557,570

	Media 13.17%
1,508,000	Gannett Co., Inc.	112,285,680
1,869,500	Omnicom Group Inc.	153,093,355
2,948,000	The McGraw-Hill
	Companies, Inc.	128,709,680
		394,088,715

	Pharmaceuticals 12.93
2,729,000	Abbott Laboratories	131,646,960
1,961,000	Johnson & Johnson	131,583,100
4,438,000	Pfizer Inc.	123,820,200
		387,050,260

	Total Common Stock
	(Cost $2,624,480,360)	2,933,613,520

PRINCIPAL AMOUNT
	Short Term Investments 1.79%
	Commercial Paper 1.79%
$53,530,000	Prudential Funding, 2.89%,
	6/1/2005	53,530,000

	Variable Rate Demand Notes (b) 0.00%
14,882	Wisconsin Corporate Central
	Credit Union, 2.76%	14,882
	Total Short Term Investments
	(Cost $53,544,882)	53,544,882
	Total Investments 99.82%
	(Cost $2,678,025,242)	2,987,158,402
	Other Assets in Excess of
	Liabilities 0.18%	5,322,479
	NET ASSETS 100.00%	$2,992,480,881
(a)	Non-Income Producing

(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of May 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS

the Jensen Portfolio

Statement of Operations

Year Ended May 31, 2005

Investment Income

Dividend income	$42,798,377
Interest income	644,153
43,442,530

Expenses

Investment advisory fees	13,407,591
12b-1 fees-Class J	6,012,098
Administration fees	991,372
Transfer agent fees and expenses	444,918
Reports to shareholders	200,917
Custody fees	379,012
Federal and state registration fees	243,988
Shareholder servicing fees-Class I	173,621
Fund accounting fees	169,527
Directors’ fees and expenses	130,916
Professional fees	88,969
12b-1 fees-Class R	93,456
Other	49,723
Total expenses	22,386,108

NET INVESTMENT INCOME	21,056,422

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized loss on investment transactions	(51,494,706)
Change in unrealized appreciation on investments	53,989,222
Net gain on investments	2,494,516

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$23,550,938

Statements of Changes in Net Assets

	YEAR ENDED	YEAR ENDED
	MAY 31, ’05	MAY 31, ’04
Operations
Net investment income	$21,056,422	$13,219,295
Net realized loss on
investment transactions	(51,494,706)	(14,332,976)
Change in unrealized
appreciation on investments	53,989,222	253,944,024

Net increase in net assets
resulting from operations	23,550,938	252,830,343

Capital Share Transactions
Shares sold-Class J	1,224,500,116	1,052,489,921
Shares sold-Class R	30,163,911	820,616
Shares sold-Class I	112,803,778	220,916,375
Shares issued to holders
in reinvestment of
dividends-Class J	15,207,731	9,460,817
Shares issued to holders
in reinvestment of
dividends-Class R	102,198	101
Shares issued to holders
in reinvestment of
dividends-Class I	2,040,511	1,178,769
Shares redeemed-Class J	(608,603,947)	(696,368,981)
Shares redeemed-Class R	(8,124,061)	(34,763)
Shares redeemed-Class I	(53,789,230)	(7,315,906)
Net increase	714,301,007	581,146,949

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment
income-Class J	(17,644,045)	(11,163,757)
Net investment
income-Class R	(102,198)	(101)
Net investment
income-Class I	(2,273,338)	(1,234,204)
Total dividends and
distributions	(20,019,581)	(12,398,062)
INCREASE IN NET ASSETS	717,832,364	821,579,230
NET ASSETS:
Beginning of year	2,274,648,517	1,453,069,287
End of year (including
undistributed net
investment income
of $3,134,672 and
$2,097,831, respectively)	$2,992,480,881	$2,274,648,517

SEE NOTES TO FINANCIAL STATEMENTS

the Jensen Portfolio

Financial Highlights

Class J
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MAY 31, ’05	MAY 31, ’04	MAY 31, ’03	MAY 31, ’02	MAY 31, ’01
Per Share Data
Net asset value, beginning of year	$23.82	$20.80	$22.51	$21.53	$22.25

Income from investment operations:
Net investment income	0.18	0.16	0.11	0.05	0.09
Net realized and unrealized gains
(losses) on investments	(0.03(1))	3.01	(1.73)	1.00	(0.14)
Total from investment operations	0.15	3.17	(1.62)	1.05	(0.05)

Less distributions:
Dividends from net investment income . .	(0.18)	(0.15)	(0.09)	(0.07)	(0.10)
From net realized gains	-	-	-	-	(0.57)
Total distributions	(0.18)	(0.15)	(0.09)	(0.07)	(0.67)

Net asset value, end of year	$23.79	$23.82	$20.80	$22.51	$21.53

Total return	0.61%	15.28%	-7.17%	4.88%	-0.18%

Supplemental data and ratios:
Net assets, end of year (000’s)	$2,680,169	$2,046,288	$1,453,069	$473,414	$46,119

Ratio of expenses to average
net assets	0.85%	0.88%	0.90%	1.00%	0.95%

Ratio of net investment income to
average net assets	0.77%	0.71%	0.62%	0.23%	0.45%

Portfolio turnover rate	8.81%	5.32%	7.22%	0.78%	6.53%

(1)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemptions of fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

the Jensen Portfolio

Financial Highlights
Class R

	YEAR ENDED MAY 31, ’05	PERIOD FROM JUL. 30, ’03(1) TO MAY 31, ’04

Per Share Data
Net asset value, beginning of period	$23.76	$20.93

Income from investment operations:
Net investment income	0.14	0.13
Net realized and unrealized gains (losses) on investments	(0.05) (4)	2.83
Total from investment operations	0.09	2.96

Less distributions:
Dividends from net investment income	(0.14)	(0.13)
Total distributions	(0.14)	(0.13)
Net asset value, end of period	$23.71	$23.76
Total return(2)	0.40%	14.13%

Supplemental data and ratios:
Net assets, end of period (000’s)	$23,884	$799
Ratio of expenses to average net assets(3)	1.10%	1.12%
Ratio of net investment income to average net assets(3)	0.54%	0.45%
Portfolio turnover rate	8.81%	5.32%
(1)	Commencement of operations.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemptions of fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

the Jensen Portfolio

Financial Highlights

Class I

	YEAR ENDED MAY 31, ’05	PERIOD FROM JUL. 30, ’03(1) TO MAY 31, ’04

Per Share Data
Net asset value, beginning of period	$23.82	$20.93

Income from investment operations:
Net investment income	0.23	0.12
Net realized and unrealized gains (losses) on investments	(0.04) (4)	2.92
Total from investment operations	0.19	3.04

Less distributions:
Dividends from net investment income	(0.21)	(0.15)
Total distributions	(0.21)	(0.15)
Net asset value, end of period	$23.80	$23.82
Total return(2) .	0.77%	14.54%

Supplemental data and ratios:
Net assets, end of period	$288,428	$227,561
Ratio of expenses to average net assets(3)	0.67%	0.70%
Ratio of net investment income to average net assets(3)	0.95%	0.87%
Portfolio turnover rate	8.81%	5.32%

(1)	Commencement of operations.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemptions of fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

the Jensen Portfolio

Notes to the Financial Statements

May 31, 2005

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc. (the “Fund”) was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee; Class R shares are subject to a 0.50% 12b-1 fee and Class I shares are subject to a 0.10% shareholder servicing fee, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees and shareholder servicing fee, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation - Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at their current bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund’s Board of Directors. There were no securities valued by the Board of Directors as of May 31, 2005. Variable rate demand notes are valued at cost which approximates fair value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices better reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications - In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

f) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser. Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	YEAR ENDED	YEAR ENDED
	MAY 31, ’05	MAY 31, ’04
Class J
Shares sold	51,799,028	46,904,454
Shares issued to holders in
reinvestment of dividends	639,759	426,590
Shares redeemed	(25,682,314)	(31,268,846)
Net increase	26,756,473	16,062,198
Shares outstanding:
Beginning of year	85,916,337	69,854,139
End of year	112,672,810	85,916,337

	YEAR ENDED	YEAR ENDED
	MAY 31, ’05	MAY 31, ’04
Class R
Shares sold	1,312,508	35,075
Shares issued to holders in
reinvestment of dividends	4,348	5
Shares redeemed	(343,028)	(1,446)
Net increase	973,828	33,634
Shares outstanding:
Beginning of year	33,634	-
End of year	1,007,462	33,634
Class I
Shares sold	4,746,946	9,817,146
Shares issued to holders in
reinvestment of dividends	85,840	51,203
Shares redeemed	(2,265,289)	(314,724)
Net increase	2,567,497	9,553,625
Shares outstanding:
Beginning of year	9,553,625	-
End of year	12,121,122	9,553,625

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2005, were $917,476,907 and $232,896,263; respectively.

4. Income Taxes

At May 31, 2005, the Fund had accumulated net realized capital loss carryovers of $767,052, $14,029,552 and $24,932,611 which will expire on May 31, 2010, May 31, 2012 and May 31, 2013, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. At May 31, 2005, the Fund deferred on a tax basis to the first day of the next taxable year, post-October losses of $26,865,519. The cost of investments differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The distributions of $12,398,062 and $20,019,581 paid during the years ended May 31, 2004 and May 31, 2005, respectively were classified as ordinary for income tax purposes.

At May 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,678,467,684
Gross unrealized appreciation	385,595,911
Gross unrealized depreciation	(76,905,193)
Net unrealized appreciation	$308,690,718
Undistributed ordinary income	$3,134,672
Undistributed long-term capital gain	-
Total distributable earnings	$3,134,672
Other accumulated losses	$(66,594,734)
Total accumulated earnings	$245,230,656
5. Line of Credit

The Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. The Fund did not borrow on the line of credit during the year ended May 31, 2005.

6. Investment Advisory and Other Agreements

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

the Jensen Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Jensen Portfolio, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc (the ‘Fund’) at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as &#-3934;financial statements&#-3934;) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin July 15, 2005

the Jensen Portfolio

Expense Example - May 31, 2005 (Unaudited)

As a shareholder of The Jensen Portfolio (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (December 1, 2004 - May 31, 2005).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Example Tables

The Jensen Portfolio-Class J
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2004	MAY 31, 2005	DECEMBER 1, 2004 - MAY 31, 2005
Actual	$1,000.00	$1,021.40	$4.28
Hypothetical (5% return before expenses)	1000.00	1,020.69	4.28
*	Expenses are equal to Class J’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio-Class R
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2004	MAY 31, 2005	DECEMBER 1, 2004 - MAY 31, 2005
Actual	$1,000.00	$1,020.30	$5.54
Hypothetical (5% return before expenses)	1,000.00	1,019.45	5.54
*	Expenses are equal to Class R’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio-Class I
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2004	MAY 31, 2005	DECEMBER 1, 2004 - MAY 31, 2005
Actual	$1,000.00	$1,022.30	$3.38
Hypothetical (5% return before expenses)	1,000.00	1,021.59	3.38
*	Expenses are equal to Class I’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

the Jensen Portfolio

1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2005 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

2. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

3. PORTFOLIO HOLDINGS

The Jensen Portfolio will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS

Independent Directors

# OF
		TERM OF IN FUND	PRINCIPAL	PORTFOLIOS	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Norman W. Achen J.D., 83	Independent	Indefinite Term;	President of N.W.	1	Director of Brentwood
2842 Luciernaga St.	Director	Served since	Achen Professional		Biomedical Research
Carlsbad, CA 92009		inception.	Corporation		Institute (1998 - present);
			(1980 - present).		Director of Clinical
Research Administration
at V.A. Hospital in
Los Angeles, CA
(2002 - present).

Roger A. Cooke J.D., 56	Independent	Indefinite Term;	Vice President - Regulatory	1	None
The Jensen Portfolio, Inc.	Director	since June 1999.	and Legal Affairs of
2130 Pacwest Center			Precision Castparts Corp.,
1211 SW Fifth Avenue			an investment casting and
Portland, OR 97204			forging company,
(2000 - present);
Executive Vice President -
Regulatory and Legal
Affairs of Fred Meyer, Inc.,
a grocery and general
merchandise company,
(1992 - 2000).

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Robert E. Harold	Independent	Indefinite Term;	Senior Director of	1	Director of
C.P.A. (Retired), 57	Director	since	Financial Planning		StoriedLearning,
The Jensen Portfolio, Inc.		September	of Nike, Inc. (2001 -		Inc. (2000 - 2003);
2130 Pacwest Center		2000.	2002); Global Brand		Director of St. Mary’s
1211 SW Fifth Avenue			Controller for Nike, Inc.		Academy, a non-
Portland, OR 97204			(1996, 1997, 2000 - 2001);		profit high school
			Interim Chief Financial Of-		(2000 - present);
			ficer for Nike, Inc.		Director of Laika, Inc.
			(1998 - 1999); Interim		(formerly Will Vinton
			Chief Executive Officer for		Studios), an animation
			Laika, Inc. (formerly		studio (2002 - present);
			Will Vinton Studios)		Director of The
			(March 2005 - present).		Sisters of the Holy
Names Foundation
(2004 - present).

Thomas L. Thomsen, Jr., 60	Independent	Indefinite Term;	Private rancher and	1	None
The Jensen Portfolio, Inc.	Director	since	real estate investor
2130 Pacwest Center		December 2003	(2002 - Present);
1211 SW Fifth Ave.			Chief Executive Officer
Portland, OR 97204			(2000 - 2002)
and President (1998 -
2000) of Columbia Man-
agement Company, invest-
ment adviser to the Colum-
bia Funds family of mutual
funds and to institutional
and individual investors.
DIRECTOR EMERITUS
Louis B. Perry, Ph.D, 87	Director	Indefinite Term;	Retired	1	None
1585 Gray Lynn Drive	Emeritus	Served since
Walla Walla, WA 99362		inception
(at times as
Director
Emeritus).

the Jensen Portfolio

Interested Directors and Officers
# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR
Val E. Jensen,* 75	Director and	Indefinite Term;	Chairman and Director	1	None
Jensen Investment	Chairman	Served as	of Jensen Investment
Management, Inc.		Director since	Management, Inc.
2130 Pacwest Center		inception; Served as	(1988 - 2004).
1211 SW Fifth Avenue		President from inception
Portland, OR 97204		to March 2002;
Served as Chairman since
March 2002.

Gary W. Hibler,* Ph.D., 61	Director and	Indefinite Term;	President of Jensen	1	None
Jensen Investment	President	Served as Director since	Investment Management
Management, Inc.		inception; Served as	(1994 - present).
2130 Pacwest Center		Secretary from
1211 SW Fifth Avenue		inception to
Portland, OR 97204		March 2002;
Served as Treasurer
from December 2002
to March 2004;
Served as
President since
March 2002.

Robert F. Zagunis,* 51	Vice President	1 Year Term;	Vice President and	N/A	N/A
Jensen Investment		Served since	Director of Jensen
Management, Inc.		inception.	Investment Management,
2130 Pacwest Center			Inc. (1993 - present).
1211 SW Fifth Avenue
Portland, OR 97204

Robert G. Millen,* 58	Vice President	1 Year Term;	Vice President and	N/A	N/A
Jensen Investment	and Secretary	Served as Vice	Director of Jensen
Management, Inc.		President from July	Investment Management,
2130 Pacwest Center		2001 to March	Inc. (2000 - present);
1211 SW Fifth Avenue		2002 and since June	Vice President of
Portland, OR 97204		2005; Served as	Principal Financial
		Secretary since	Group, an insurance
		March 2002.	company (1997 - 2000).

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
NAME, AGE AND	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Brian S. Ferrie,* 46	Treasurer	1 Year Term;	Director of Finance and	N/A	N/A
Jensen Investment	and	Served since	Chief Compliance Officer
Management, Inc.	Chief	March 2004.	for Jensen Investment
2130 Pacwest Center	Compliance		Management, Inc.
1211 SW Fifth Avenue	Officer		(2003 - present); Vice
Portland, OR 97204			President and CFO of
Berger Financial Group
LLC (2001 - 2003); Vice
President and Chief
Compliance Officer
of Berger Financial Group
LLC (1994 - 2001).

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

Investment Adviser
Jensen Investment Management, Inc.
2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR 97204-3721
800.992.4144
www.jenseninvestment.com

Fund Administrator,
Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Legal Counsel
Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report has been prepared for
shareholders and may be distributed
to others only if preceded or
accompanied by a current prospectus.

Item 2. Code of Ethics.

(1)
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics has previously been filed.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold, CPA (Retired), is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There are no “other services” provided by the principal accountant during the last two fiscal years ended May 31, 2005 and 2004. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/05	FYE 5/31/04
Audit Fees	$27,900	$28,100
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

During the fiscal years ended May 31, 2005 and 2004, there were no audit-related fees, tax fees, or other fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant where the nature of the services provided has a direct relationship to the operations or financial reporting of the registrant.

(e)(2) The percentage of audit-related services, tax services and all other services described in this Item above approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended May 31, 2005 and 2004 was zero.

(f) According to the registrant’s principal accountant, all of the principal accountant’s hours spent on auditing the registrant’s financial statements for the most recent fiscal year were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/05	FYE 5/31/04
Registrant	$0	$0
Registrant’s Investment Adviser	$34,718	$34,580

(h) For the most recent fiscal year, the audit committee of the board of directors considered the provision of non-audit services that were rendered by the principal accountant to the registrant's investment adviser that did not relate directly to the operations and financial reporting of the registrant to be compatible with maintaining the principal accountant's independence in its audit of the registrant, taking into account representations from the principal accountant, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the registrant and related entities.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Previously filed.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Jensen Portfolio, Inc.

By (Signature and Title)    /s/ Gary Hibler
                                         Gary Hibler, President

Date   8/4/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Gary Hibler
                                          Gary Hibler, President

Date  8/4/05

By (Signature and Title)     /s/ Brian Ferrie
                                          Brian Ferrie, Treasurer

Date  8/4/05